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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)            JANUARY 26, 2000
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                              ORBCOMM GLOBAL, L.P.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-11149          54-1698039
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(State or Other Jurisdiction       (Commission       (IRS Employer
      of Incorporation)            File Number)      Identification No.)


                         2455 HORSE PEN ROAD, SUITE 100
                             HERNDON, VIRGINIA 20171
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:        (703) 406-6000
                                                           --------------
                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

            On January 26, 2000, the registrant, Teleglobe Mobile Partners ("Teleglobe Mobile") and Orbital Communications Corporation ("OCC"), the registrant's partners, Teleglobe Inc. ("Teleglobe") and Orbital Sciences Corporation ("Orbital") entered into an Omnibus Agreement dated as of January 1, 2000 (the "Omnibus Agreement"). Pursuant to the Omnibus Agreement and effective as of January 1, 2000, Teleglobe Mobile became the registrant's sole general partner and acquired a majority interest in the registrant in accordance with the formula set forth in the Amended and Restated Partnership Agreement of the registrant. OCC converted its general partner interest into a limited partner interest. Assuming closing by February 25, 2000 of certain transactions as contemplated in the Omnibus Agreement, Teleglobe Mobile and OCC will own approximately 60% and 40%, respectively, of the registrant. As of January 26, 2000, Teleglobe Mobile held approximately a 65% equity interest in the registrant, with the balance of the equity interests in the registrant held by OCC. Each of Teleglobe Mobile and OCC remains a limited partner of the registrant.

            The funds used by Teleglobe Mobile to increase its equity interest in the registrant were obtained by Teleglobe Mobile from the proceeds of intercompany loans and/or equity contributions from affiliates of Teleglobe to Teleglobe Mobile.

            On January 27, 2000, Teleglobe and Orbital issued a joint press release regarding the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) EXHIBITS.

            3.1 Amended and Restated Partnership Agreement of ORBCOMM Global, L.P. dated as of January 1, 2000

           10.1 Omnibus Agreement dated as of January 1, 2000 among Orbital Sciences Corporation, Orbital Communications Corporation, Teleglobe Inc., Teleglobe Mobile Partners and ORBCOMM Global, L.P.

           99.1     Press Release dated January 27, 2000


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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ORBCOMM GLOBAL, L.P.

Date:  February 2, 2000                   By:  /s/ Scott L. Webster
                                             -----------------------------------
                                             Scott L. Webster Chairman and Chief
                                             Executive Officer



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